Form 8-K

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest reported)
      Jan 31 2000

	Piccard Medical Corporation
      ____________________________________________________________________
      (Exact name of registrant as specified in its chapter)

	Delaware
      _________________________
      (State or other jurisdiction
      of incorporation
      (Commission
      File Number)
      (IRS Employer 	    41-1716477
      Identification No.) _______________


     	120 2nd Street P.O. Box 170 Weyerhaeuer WI. 54895
       ____________________________________________________________
      (Address of principal executive offices)
      (Zip Code)



	(715) 353-2810
      ________________________
      Registrant's telephone number, including area code


	N/A
      __________________________________________________________
      (Former name or former address, if changed since last report)



GENERAL INSTRUCTIONS


Item 5. Other Events.
                         Certificate of Amendment of
                    					Certificate of Incorporation


Piccard Medical Corporation ( formerly SPINA COMPANY INC.). a corporation organized and existing under and by virtue of the General Corporation Law Of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST, that a meeting of the Board of Directors of Piccard Medical Corporation ( formerly SPINA COMPANY INC. ) resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be adviseable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered FOURTH so that , as amended, said Article shall be and read as follows:

The corporation shall have the authority to issue five hundred million (500,000,000) shares of common stock at a par value of 0.0000001.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, aspecial meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, Piccard Medical Corporation (formerly SPINA COMPANY INC.) has caused this certificate to be signed by

       David Espeseth
__________________________________________  its President and

         Mike McKeever
_________________________________________ its Secretary,

this  19th day of January, 2000.

           David Espeseth
					By: ________________________
 					        	President

            Mike McKeever
 				By: ________________________
         						Secretary





    Waiver and Notice and Consent to Action at a Special
    Meeting by the Board of Directors of Piccard Medical Corp.
					( A Delaware Corp.)


									January, 28, 2000.




WHEREAS, the Company is in need of substantial capital to grow and

WHEREAS, two Directors ( David Espeseth and Mike Mckeever ) have pledged to provide the Company with substantial capital ($10,000,000 usd) for the issuance of 481, 794,400 restricted shares ( approx. $0.0207 per share )

WHEREAS, the Company is capable of issuing shares for cash and

WHEREAS, after due deliberation, the Board of Directors has considered the proposed transaction and believes it to be in the best interests of the Corporation and it's shareholders ; it is

RESOLVED, that the Company shall issue to David Espeseth 240,897,200 for a demand note for $ 5,000,000 usd (five million usd) due on demand and or as the Company requires it . Mr. Espeseth shall have 90 days to obtain the money to be delivered to the Company. Until such funds are delivered , Mr. Espeseth agrees not to sell, assign, loan, pledge or otherwise offer these shares to anyone other than those persons and/or companies that are providing the $5,000,000 to be forwarded to the Company, and

RESOLVED, that the Company shall issue to Mike McKeever 240,897,200 for a demand note for $ 5,000,000.00 usd ( five million usd ) due on demand and or as the Company requires it. Mr. McKeever shall have the same 90 days to obtain the money to be delivered to the Company. Until those funds have been delivered, Mr. McKeever agrees not to sell, assign, loan, pledge, or otherwise offer these shares to anyone other than those persons and/or companies that are providing the $5,000,000 to be forwarded to the Compa

RESOLVED, that at any time any party in this transaction feel they are unable to honor their respective commitments the shares shall be returned in good deliverable form and subsequent to receiving said shares the Company agrees to return the demand note to the respective person that pledged it, and

RESOLVED FURTHER, that the Board of Directors hereby adopts each and every resolution in the form prescribed after having unanimous consent of each director and approval of more than 89% of the shareholders.

There being no further matters before the Board and on a motion duly made and seconded , the meeting was adjourned.

See page two (2) an integral part of this resolution ( signatures of directors )


Philip Weiler, Director    _______________________________


Mike McKeever, Director    _______________________________


David Espeseth, Chairman,  ______________________________
 President, Director

Larry James, Director,    _______________________________



                               				Summary

Piccard Medical Corporation amended its Articles of Incorporation, specifically item 4 of the Articles.
The Company originally had an authorization capital of 50,000,000 shares. On January 21, 2000 the Company filed an amendment to its Articles of Incorporation with the State of Delaware to increase its authorized shares to
 500,000,000 from 50,000,000. This reflects a ten fold increase in its authorized shares. The Company increased its authorized shares to facilitate the capital insurgence necessary for the anticipated growth in both product development and current marketing of its products.

Secondly, the Board of Directors, with a clear majority of shareholder approval ( 89% ) approved the issuance of 240,897,200 shares to both David Espeseth ( President ) and Mike McKeever (Director) for a total combined increase in common shares of 481,794,400. This represents a significant increase in the total outstanding shares of the Company. The Company now has 500,000,000 shares issued and outstanding. Each parcel of stock newly issued represents nearly 48.2% ownership in the Company. Mr Espeseth's total share ownership is now 250,000,000 shares or 50% of the total Company.
Mr. McKeever's total share ownership now stands at 240,897,200 shares or 48.2% of the total Company.
The Board of Directors approved this share issuance for the necessary cash insurgence of the Company. Both Mr. Espeseth and Mr. McKeever have each pledged $5,000,000usd for the stock. This represents on a cost per share basis of $0.0208, or more than double the initial public offering of this stock less than two years ago. The resently issued shares to Mr. Espeseth and Mr. McKeever are unregistered securities and therefore are restricted from resale pursuant to rule 144.
The promissary notes combined equal a cash insurgence of $10,000,000usd into the company enabling the company to grow incrementally. This share for cash transaction was seen by the Board of Directors as in the best interest of its shareholders.
If the demand notes are not paid within the 90 day time period the shares issued to Mrs. Espeseth and McKeever will be returned to treasury.
These changes in the Company's authorized and issued outstanding shares should be looked at thoroughly before investing in this Company and have a dramatic effect on the control of this Company. Any investors should consider this before investing in this Company.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Piccard Medical Corporation
             ___________________________________________
            (Registrant)
                          January 31, 2000.
            Date _______________________________________

                           David Espeseth
             ___________________________________________
            (Signature)   David Espeseth, President, CEO